Guggenheim Variable Funds Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

Supplement Dated February 25, 2016
to the currently effective Summary Prospectus (the “Prospectus”), as supplemented from time to time, for Series V (Mid Cap Value Series) (the “Series”)

This supplement provides updated information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.
Effective immediately, the second paragraph of the “Principal Investment Strategies” section in the Prospectus is deleted in its entirety and replaced with the following:
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), typically chooses equity securities that appear undervalued relative to assets, earnings, growth potential or cash flows, and may invest in a limited number of industries or industry sectors, including the technology sector. Due to the nature of value companies, the securities included in the Series’ portfolio typically consist of small- to medium-sized companies. The Investment Manager uses a quantitative model to identify potentially attractive value-oriented investment opportunities. The quantitative model applies a variety of factors and measurements in evaluating individual issuers, including profitability and valuation criteria. The Investment Manager regularly evaluates the metrics and data underlying the quantitative model and, from time to time, may make adjustments for a variety reasons, including, without limitation, to account for changing market, financial or economic conditions.
Additionally, effective immediately, the following is added immediately after “Mid-Capitalization Securities Risk” in the “Principal Risks” section in the Prospectus:

Quantitative Model Risk—There is no guarantee that the quantitative model used by the Investment Manager, and the investments selected based on the model, will produce the desired results. The Series may be adversely affected by imperfections, errors or limitations in the construction and implementation of the model and the Investment Manager’s ability to timely adjust the metrics or update the data underlying the model.

Investors should retain this supplement for future reference.

MCVVT-SUMPRO-SUP2-0216x0516